UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 06, 2026

Allurion Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41767	92-2182207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive
Natick, Massachusetts		01760
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 647-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 6, 2026, the New York Stock Exchange (“NYSE”) notified Allurion Technologies, Inc. (“Allurion” or the “Company”) that it has determined to commence proceedings to delist the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants to purchase 0.056818 shares of Common Stock, with an exercise price of $202.50 per share of Common Stock (the “Warrants”), as a result of the Company’s non-compliance with Rule 802.01B of the NYSE Listed Company Manual that requires listing companies to maintain an average global market capitalization of at least $15 million over a period of 30 consecutive trading days. Trading in the Common Stock on the NYSE was suspended after market close on March 6, 2026. The Company has appealed this delisting determination. If the Company is unsuccessful in its appeal, the Company expects the NYSE will file a Form 25 with the Securities and Exchange (the “SEC”), which would result in the delisting of the Company’s Common Stock and Warrants from the NYSE on the tenth day after the Form 25 is filed.

As a result of the suspension in trading and delisting process pending the Company’s appeal, the Common Stock is trading on the OTCID Market (the “OTCID Market”). The Company intends to apply to list on a higher-tier market operated by the OTC Market Group, Inc. under its current symbols "ALUR" and “ALUR.WS”.

The Company can provide no assurance that the Common Stock or Warrants will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Common Stock and Warrants on this market, or whether the trading volume of the Common Stock and Warrants will be sufficient to provide for an efficient trading market for existing and potential holders of the Common Stock and Warrants.

The transition to the OTCID Market is not expected to affect the Company’s business operations or its current SEC reporting obligations.

Item 8.01 Other Events.

On March 12, 2026, the Company issued a press release in connection with the delisting notice of its Common Stock and Warrants from the NYSE and its appeal of the delisting determination described above.

As discussed in the press release, the Company's recent FDA approval of the Allurion Gastric Balloon System, featuring the Allurion Smart Capsule, catalyzed a detailed plan to regain compliance with NYSE listing standards or to relist its securities on the NYSE American, strengthen its balance sheet, and fund commercialization of the Allurion Smart Capsule in the U.S. This plan has been shared with the NYSE and is currently being executed by the Company's management.

The press release is filed as Exhibit 99.1 and is hereby incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal and state securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and include statements regarding the Company’s appeal of the delisting determination and the potential success of such appeal; the potential delisting of the Company following the filing of the Form 25; its expectations regarding trading on the OTCID Market; its plan to strengthen its balance sheet and fund commercialization of the Allurion Smart Capsule in the U.S.; and its intention to regain compliance with NYSE’s continued listing standards or another stock exchange’s initial listing standards. Forward-looking statements are predictions, projections and other statements about future events that reflect the current beliefs and assumptions of the Company’s management based on information currently available to them and, as a result, are subject to risks and uncertainties. Many factors could cause actual future results or developments to differ materially from the forward-looking statements in this communication, including but not limited to (i) the ability of the Company to maintain regulatory approvals for and successfully commercialize its products and offerings, including the Allurion Balloon, (ii) the timing of, and results from, the Company’s clinical studies and trials, (iii) the evolution of the markets in which the Company competes, (iv) the ability of the Company to defend its intellectual property and satisfy regulatory requirements, (v) the impact of global economic conditions and geopolitical events on the Company’s business, (vi) the Company’s expectations regarding its market opportunities, (vii) the risk of economic downturns and a changing regulatory landscape in the highly competitive industry in which the Company operates, (viii) the risk that the Delisting Notice and noncompliance with NYSE continued listing standards may impact the Company’s results of operations, business operations and reputation and the trading prices and volatility of the Company’s common stock, (ix) the Company’s ability to regain compliance with NYSE continued listing standards or to satisfy the initial listing standards of another nationally recognized securities exchange. The foregoing list of factors is not exhaustive and (x) the Company’s ability to complete a transaction or transactions to achieve compliance with the Exchange’s requirements on acceptable terms, or at all. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on March 27, 2025, and as amended on August 19, 2025, and updated from time to time by its other filings with the SEC, and its Quarterly Report on Form 10-Q filed with the SEC on November 17, 2025. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Allurion undertakes no obligation to update any forward-looking statements to reflect any new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events, other than as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated March 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allurion Technologies, Inc.

Date:	March 12, 2026	By:	/s/ Brendan M. Gibbons
		Name: Title:	Brendan M. Gibbons Chief Legal Officer